Cowen Health Care Conference March 4, 2015 Boston, MA Harold Van Wart, Ph.D. President and CEO Exhibit 99.1

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required by law.

CymaBay Highlights
• Arhalofenate is the first drug in the Urate Lowering Anti-Flare Therapy (ULAFT)
class for the treatment of gout
Reduces gout flares and lowers serum uric acid (sUA)
Refined product profile established in recently completed Phase 2 studies
Good overall and renal safety data in over 1,000 subjects
• MBX-8025 is a potential novel treatment for rare or serious lipid and liver disorders, including homozygous familial hypercholesterolemia (HoFH)
Positive effects on lipids and markers of liver health demonstrated in mixed dyslipidemia Phase 2 trial
Focusing further development in rare or orphan diseases
• Near-term, value-driving catalysts
Arhalofenate  End-of-Phase 2 meeting with FDA in 3Q 2015
Phase 2 trial initiation for MBX-8025 in HoFH expected in 1H 2015

Key Features of Gout
Hyperuricemia, urate crystal deposits and flares
Hyperuricemia
Serum Uric
Acid (sUA)
Mono Sodium
Urate (MSU)
crystal deposits
Inflammatory
response
IL-1
Painful flare
Therapeutic
targets
Joint
erosion

Current Treatment of Gout
Uric acid Lowering Therapies (ULTs) and anti-inflammatories
– Treatment paradigm (ACR Guidelines)
– Anti-inflammatory to treat the flare
– ULT is initiated to address the hyperuricemia with a goal of sUA < 6 mg/dL to debulk offending MSU burden
– Initiation of ULT increases flare risk, requiring dose titration and colchicine prophylaxis
– Anti-inflammatory drugs
– Colchicine (Colcrys)
– NSAIDs, steroids
– Ilaris (anti-IL-1  biologic) approved in EU
• ULTs
– Xanthine oxidase (XO) inhibitors (allopurinol, febuxostat)
– Uricosurics (probenecid, lesinurad in development)
– Pegloticase (for severe treatment failure gout)

Gout Patients Are Poorly Served by Available Drugs
Need for more sUA lowering and better control of flares
• More sUA lowering
– ~2 million patients do not reach their sUA goal on their current ULT
• <6 mg/dL for patients without tophi
• <5 mg/dL for patients with tophi
– ~300 thousand patients are allopurinol intolerant
– Inadequate responders to ULT continue to increase their MSU burden and the disease continues to progress
• Better flare control
– ~1 million patients experience    3 flares/year
– Patients care about the pain, suffering and medical costs of flares
– Colchicine, NSAIDs and steroids are “strongly contraindicated” in >40% of gout patients due to their comorbidities
– Colchicine non-compliance is estimated to be ~40%

Arhalofenate
The First Urate Lowering Anti-Flare Therapy (ULAFT)
• Lowers sUA by improving uric acid excretion in
the kidney (uricosuric effect)
– Blocks urate reabsorption by URAT1
– Same target as lesinurad
– Very favorable PK for a uricosuric drug
• 50 hour half-life produces gradual
changes in serum and urinary UA with
small intraday fluctuations
• Avoids “hyperuricosuria”
• Reduces flares through anti-inflammatory
properties and long plasma half-life
– Suppresses MSU crystal-induced
IL-1  in gouty joints
– No systemic suppression of IL-1   and no
infection risk
Human
URAT1
Arhalofenate Acid (M)
10 -6 10 -5 10 -4 10 -3
0
20
40
60
80
100
IC
50
= 92 M

* NHANES 2008
** Source Healthcare  2012
Gout Population Segregated by sUA Status
Treating inadequate responders with a uricosuric drug
Uricosuric drug
Uricosuric drug
Uricosurics in Development:
Lesinurad (ULT)
Arhalofenate (ULAFT)
The original positioning of
arhalofenate was for the ~1M
patients flaring >3 times/year
Allopurinol
Intolerant
~300 K
Diagnosed
Gout*
8.3 M
ULT Treated**
>90% Allopurinol
~3.3 M
Inadequate
Responders
~2 M
Responders
~1.3 M

Arhalofenate Phase 2 Clinical Program for Gout
• Five Phase 2 studies completed
– Monotherapy with and without colchicine
– Combination with febuxostat and allopurinol
– Arhalofenate doses of 400, 600 and 800 mg
• Summary of results
– Very effective sUA lowering in combination with febuxostat (40 or 80 mg)
– Arhalofenate monotherapy is an alternative for the XOI intolerant patients
– Arhalofenate has anti-flare activity
• Provides the symptomatic relief that patients really want
• Helps patients in which colchicine is contraindicated or not tolerated
– Does not require dose titration
• Refined product positioning
– Recent arhalofenate Phase 2 data and lesinurad news has shifted positioning to address the larger sUA inadequate responder segment

10
Arhalofenate Febuxostat Phase 2 Study
• Objectives
– Assess sUA reductions of different dose combinations
– Measure the interday and intraday fractional excretion of UA (FEUA)
– Assess if there is a drug-drug interaction
– Additional safety data for arhalofenate/febuxostat combination
N = 16 per cohort ; PK from cohort 2 at Weeks 2, 4 and 6
All patients received colchicine for flare prophylaxis
Cohort 1
Cohort 2
Weeks 1-2 Week 3 Week 4 Weeks 5-6
Arhalofenate 600
Febuxostat 80 +
Arhalofenate 600
Febuxostat 40 +
Arhalofenate 600
Febuxostat 40
Arhalofenate 800
Febuxostat 40 +
Arhalofenate 800
Febuxostat 80 +
Arhalofenate 800
Febuxostat 80

Arhalofenate Febuxostat Phase 2 Study
Changes in sUA for treatment phases
sUA = -33%
RR = 43%
sUA = -24%
RR = 100%
Arhalofenate decrease sUA
by an additional 24% and
increases the Responder
Rate from 43 to 100%
Baseline Fbx (40 mg)
Fbx (40 mg) +
Arhalo (800 mg)
0
2
4
6
8

12

Arhalofenate Febuxostat Phase 2 PK/PD Study
sUA responder rate for febuxostat 40 mg treatments
< 6.0 mg/dL            < 5.0 mg/dL              < 4.0 mg/dL     < 3.0 mg/dL
Febuxostat (40 mg) +
Arhalofenate (800 mg)
Febuxostat (40 mg) +
Arhalofenate (600 mg)
Febuxostat (40 mg)
N                 15                                            14 15
p-values reflect comparisons vs. febuxostat 40 mg. McNemar’s exact  test and Fischer’s exact test were used for comparisons within and between cohorts, respectively.
* p < .05   ** p < .01  *** p < .001
*
**
***
0
20
40
60
80
100

< 6.0 mg/dL            < 5.0 mg/dL              < 4.0 mg/dL     < 3.0 mg/dL
Febuxostat (80 mg) +
Arhalofenate (800 mg)
Febuxostat (80 mg) +
Arhalofenate (600 mg)
Febuxostat (80 mg)
N                    14                                          16                                               14
Arhalofenate Febuxostat Phase 2 PK/PD Study
sUA responder rate for febuxostat 80 mg treatments
*
* p < .05  for comparison vs. febuxostat 80 mg; McNemar’s exact  test
0
20
40
60
80
100

14
Time Period
*** p < 0.001
Matched pairs
t-test
Fractional Excretion of Uric Acid (FEUA)
Normal Range*
* Perez-Ruiz et al.,
Arthr. Rheum. 47, 610
(2002)
Day 0   (n = 8)
Day 14 (n = 8)
Mean ± SE
9 am to
3 pm
3 pm to
9 pm
9 pm to
9 am
***
***
***
2
3
4
5
6
7
8
9
10
Arhalofenate Febuxostat Phase 2 PK/PD Study
Intraday and interday variation in FEUA for arhalofenate (800 mg)

•
Design
–
Randomized double blind placebo- and active-controlled study
–
12-week duration
–
248 gout patients who had  >3 flares in prior year
•
Goal for arhalofenate
–
Establish statistically significant reduction in gout flares
–
Show anti-flare effect in the absence of colchicine
•
Primary end point
–
Mean flares/patient
•
Secondary end point
–
Reduction in sUA
Arhalofenate Phase 2b Flare Study
Arhalofenate flare study
Electronic diary
for patient flare
reporting

Arhalofenate Phase 2b Study Design
Primary Endpoint:
Reduction in flare
rate for arhalofenate
compared to allopurinol
n = 25
n = 50
n = 50
n = 50
n = 50
Allopurinol  300 mg + Colchicine
Allopurinol 300 mg
Arhalofenate 600 mg
Placebo
Flare Rescue
3 Month Treatment Phase
2 Week
Follw-up
Arhalofenate 800 mg

Arhalofenate Phase 2b Flare Study
Most frequent adverse events and safety summary
Placebo
Arhalofenate
600 mg
Arhalofenate
800 mg
Allopurinol
300 mg + COL
Allopurinol
300 mg
N 28 53 51 53 54
AEs 17 (60.7%) 24 (45.3%) 21 (41.2%) 24 (45.3%) 22 (40.7%)
SAEs 0 1 0 1 3
Discon due to
AE or Lab
1 1 1 5 3
CK increased 0 3 (5.7%) 2 (3.9%) 3 (5.7%) 3 (5.6%)
URT
Infection
2 (7.1%) 3 (5.7%) 2 (3.9%) 2 (3.8%) 0
Headache 1 (3.6%) 3 (5.7%) 2 (3.9%) 0 2 (3.7%)
Hypertension 2 (7.1%) 1 (1.9%) 2 (3.9%) 2 (3.8%) 1 (1.9%)
Creatinine
>1.5X and
>ULN
0 0 0 0 0

Arhalofenate Phase 2b Flare Study
Arhaolfenate 800 mg dose met the primary flare end point
Arhalofenate (800 mg)
vs.  allopurinol (300 mg) + colchicine
were not statistically different
(p = .091)
-46%
p= 0.0056
Arhalofenate
(600 mg)
Allopurinol
(300 mg)
Placebo
Allopurinol
(300 mg) +
Colchicine
Arhalofenate
(800 mg)
-68%
p < 0.0001
-41%
p = 0.049
0.00
0.25
0.50
0.75
1.00
1.25
1.50
N       53            51               53              54       28
1.13
1.04
0.66
1.24
0.40

Arhalofenate Phase 2b Flare Study
Mean lowering of serum uric acid
8 weeks
p < .01 vs. Pbo
for all changes
12 weeks
Arhalofenate
(600 mg)
Allopurinol
(300 mg)
Placebo
Allopurinol
(300 mg) +
Colchicine
Arhalofenate
(800 mg)
Baseline sUA        9.1               9.0                   9.1 9.2                    9.1
16-20% drop in sUA
projected to give RR = 100%
in combo with Fbx
(40 mg)
-30
-20
-10
0

N                     28               53                     51 53                    54

Allopurinol
Intolerant
~300 K
Inadequate
Responders
~2 M
Arhalofenate (800 mg)
+ Febuxostat (80 mg)
Arhalofenate
(800 mg)
Arhalofenate Target Population
Major target is inadequate responders on current ULT
Patients
w/o Tophi
~1.6 M
Patients
with Tophi
~ 0.4 M
Arhalofenate (800 mg)
+ Febuxostat (40 mg)
Great majority reach their sUA goal
Experience fewer flares
Don’t need colchicine prophylaxis
No need for dose titration
A fixed dose combination
pill is in development for
patient convenience
Benefits to Patient

Comparison of Arhalofenate with Lesinurad
Arhalofenate (800 mg) Lesinurad (200 mg)
sUA lowering                                   16-24% (Ph 2)
Monotherapy for
allopurinol intolerant
Responder Rate (< 6 mg/dL)
increase with XOI
On top of Allo (300 mg)
On top of Fbx (40 mg)
Flare benefit
Colchicine
Prophylaxis needed
Renal safety
* Ardea presentation materials  **ACR presentation, 2014
No signal
No
Yes
57% (Ph 2)
Yes
No**
38% (Ph 2)*; 25% (Ph 3)**
No**
16% (Ph 2)*

Arhalofenate Clinical Studies
Safety summary
•
Completed 9 Phase 2 clinical studies (200-800 mg)
–
More than 1,000 subjects exposed to arhalofenate for up to 6 months
•
General safety
–
Adverse events similar to placebo and balanced across dose groups
–
Low incidence of asymptomatic liver transaminase elevations
–
No change in neutrophils or increase in infections
•
Renal safety
–
No kidney stones or decrease in urine pH
–
No creatinine signal
•
No dose-limiting toxicity has been identified

Arhalofenate Nonclinical Studies
Non-clinical
development status
•
Drug materials
–
Economical, proprietary synthesis
–
Tablet formulations developed
–
Fixed dose formulation with febuxostat in development
•
Completed preclinical safety package
–
Sub-chronic and chronic toxicology
–
Safety pharmacology and reproductive toxicology
–
Two-year carcinogenicity studies
–
Carcinogenicity and CV safety review by FDA completed
•
All results support further development

• Non-tophaceous gout (n = 1,000) in allopurinol inadequate responders
– Febuxostat (40 mg) + colchicine vs. febuxostat (40 mg) + arhalofenate (800 mg)
for 6 months + 6 month safety extension
– Primary endpoint: sUA responder rate (< 6 mg/dL) at 6 months
– Secondary end point: average flares/patient at 6 months
• Tophaceous gout (n = 300) in allopurinol inadequate responders
– Febuxostat (80 mg) + colchicine vs. febuxostat (80 mg) + arhalofenate (800 mg)
for 6 months
– Primary endpoint: sUA responder rate (< 5 mg/dL) at 6 months
– Secondary endpoints: flare rate and tophi resolution at 12 months
• Patients intolerant to allopurinol (n = 200)
– Placebo and arhalofenate (800 mg) for 6 months with 6-month safety extension
– Primary endpoint: average flares per patient at 6 months
– Secondary end point: sUA responder rate (< 6 mg/dL) at 6 months
Phase 3 Program for Arhalofenate
Preliminary study design

MBX-8025
•
MBX-8025
–
Potent selective PPAR- agonist
–
Once daily orally administered
•
Status
–
Originally in development for mixed dyslipidemia
–
Phase 2 study demonstrated favorable effects on lipids and liver biomarkers
–
FDA now requiring a preapproval CV outcome study for this indication
•
Redirecting  program to higher unmet need indications
–
Homozygous familial hypercholesterolemia (HoFH)
–
Primary biliary cirrhosis (PBC)
–
Severe refractory hypertriglyceridemia (SHTG)
–
Nonalcoholic steatohepatitis (NASH)
O
HO
O
S O
O
CF
3
(R)

• Orphan disease affecting 1 in 1 million
– Markedly elevated LDL-C (>500 mg/dL) caused by
loss-of-function mutations in LDL receptor (LDL-R)
– Cardiovascular disease (MI, stroke, CAD) before the age of 20
– Mean age of death is in the 30s
– Current therapy is focused on lowering LDL-C
• Therapies that raise LDL-R activity are minimally effective
– Statins, bile acid sequestrants, cholesterol absorption
inhibitors, PCSK9 inhibitors
• Current therapeutic options
– LDL apheresis
– Juxtapid (lomitapide)
– Kynamro (mipomersen)
28 year-old female with
cutaneous xanthoma
Homozygous Familial Hypercholesterolemia (HoFH)
Rare disease of impaired cholesterol metabolism

Unmet Medical Need in HoFH Remains High
Patients need more effective and better tolerated  therapies
•
LDL apheresis is inconvenient and has many complications
•
Juxtapid (Microsomal Transfer Protein Inhibitor)
–
Only 28% of patients achieve LDL < 100 mg/dL
–
Dose limiting GI tolerability
–
Risk of hepatotoxicity due to increase in hepatic fat
–
Black box and REMs requiring monthly liver testing
•
Kynamro (oligonucleotide inhibitor of apo-B synthesis)
–
Risk of hepatotoxicity due to increase in hepatic fat
–
Black box and REMs requiring monthly liver testing
–
Flu-like symptoms and injection site reactions

MBX-8025 Phase 2 Mixed Dyslipidemia Study
Change in LDL-C as a function of baseline LDL-C
-60
-50
-40
-30
-20
-10
0
Placebo
MBX-8025 (50 mg)
MBX-8025 (100 mg)
LDL-C range 83-242 175 180 190 195
Mean LDL-C 159-169 186-197 189-205 195-207 197-215
N 28,27,32 8,10,11 6,9,10 3,7,9 2,5,6

Effect of MBX-8025 in the WHHL Rabbit Model of HoFH
Significant and sustained reductions in LDL-C
The Watanabe
Heritable
Hyperlipidemic
(WHHL) rabbit
has low (<5%)
LDL-R activity
LDL-C
(Mean
±
SD, n = 5)
1 2 3 4 5 6 7
-60
-40
-20
0
20
MBX-8025
Time (weeks)
Washout

MBX-8025 for the Treatment of HoFH
Rationale and pilot study design
•
Rationale
–
MBX-8025 exhibited a strong anti-atherogenic profile in patients with mixed dyslipidemia including reductions in LDL-C
–
Data from the WHHL rabbit model suggest that the decreases in
LDL-C would be retained in the setting of low LDL-R activity characteristic of HoFH
•
Pilot study design
–
Open label dose escalation study in up to 8 patients
–
Doses are 50, 100 and 200 mg
–
Study duration of 3 months
–
Study to be conducted in 2-3 countries in Europe
–
Start of study planned for 1H 2015

CymaBay Projected Milestones
•
Arhalofenate
–
Dose first patient in Phase 2b study 1H 2014
–
Phase 2 febuxostat combo headline data 1Q 2015
–
Phase 2b flare study headline data 2Q 2015
–
End-of-Phase 2 meeting 2H 2015
–
Start Phase 3 1H 2016
•
MBX-8025
–
Select indication for proof-of-concept 2H 2014
–
Start pilot study in HoFH 1H 2015